FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS THIRD QUARTER AND NINE MONTHS RESULTS

Record Third Quarter Income from Continuing Operations and Earnings per Share
Operating Margin Increases 30 Basis Points
Earnings per Share from Continuing Operations Rises 21.7% to $0.73 Compared to Adjusted 2012

Third Quarter 2013	Nine Months 2013

•	Revenue Increases 14.6% to $3.8 Billion

•	Revenue Increases 11.3% to $10.9 Billion

• Same-store Retail Revenue Increases
12.0%

• Same-store Retail Revenue Increases 10.3%

• Income from Continuing Operations Up

• Income from Continuing Operations Up
21.0% to $66.0 Million Compared to Adjusted 20.9% to $186.9 Million Compared to Adjusted
2012 2012

• EPS from Continuing Operations Rises

• EPS from Continuing Operations Rises
21.7% to $0.73 per Share Compared to Adjusted 21.1% to $2.07 per Share Compared to Adjusted
2012 2012

• EBITDA Increases 25.7% to $126.1Million

• EBITDA Increases 19.6% to $364.7 Million
Compared to Adjusted 2012 Compared to Adjusted 2012
BLOOMFIELD HILLS, MI, October 29, 2013 – Penske Automotive Group, Inc. (NYSE:PAG), an
international transportation services company, announced today the highest third quarter and nine months income from continuing operations and related earnings per share in company history. For the third quarter 2013, income from continuing operations attributable to common shareholders increased 21.0% to $66.0 million and related earnings per share increased 21.7% to $0.73 per share when compared to adjusted figures for the same period last year which exclude debt redemption costs of $13.0 million after taxes, or $0.14 per share, as shown in the attached tables. Income from continuing operations and related earnings per share for the third quarter 2013 includes approximately $1.9 million, or $0.014 per share, of acquisition-related costs associated with the company’s commercial vehicle group acquisition.

Total revenue increased 14.6% to $3.8 billion, including a same-store retail revenue increase of 12.0%. The revenue increase was driven by a 13.5% increase in total retail unit sales, including an 11.9% increase on a same-store basis. Gross profit improved 15.6% to $579.9 million while operating income increased 25.3% to $109.9 million.

“Our business produced another outstanding quarter. We remain confident in our ability to continue growing our business, and we expect both the U.S. and U.K. markets to continue to perform well,” said Chairman Roger Penske. “On a same-store basis, retail revenue improved 11.3% in the U.S. and 13.3% in our international markets demonstrating the strength and resiliency of our key markets. We improved service and parts margin by 230 basis points and continued to demonstrate expense leverage as the ratio of selling, general and administrative expenses as a percentage of gross profit improved by 150 basis points, contributing to a 30 basis point increase in operating margin.”

Highlights of the Third Quarter

•	Total Retail Unit Sales increased 13.5% to 97,027

•	+13.8% in the United States; +13.0% Internationally

•	New unit retail sales +13.4%

•	Used unit retail sales +13.7%

•	Same-store Retail Revenue increased 12.0%

•	New +13.8%; Used +11.5%; Finance & Insurance +17.4%; Service and Parts +3.4%

•	+11.3% in the United States; +13.3% Internationally

•	Average Transaction Price Per Unit

•	New $37,299; +1.3%

•	Used $25,242; -0.3%

•	Average Gross Profit Per Unit

•	New $2,791, -$58/unit; Gross Margin 7.5%, -20 basis points

•	Used $1,870, $19/unit; Gross Margin 7.4%, +10 basis points

•	Finance & Insurance $1,028, +$49/unit

For the nine months ended September 30, 2013, total revenue increased 11.3% to $10.9 billion, income from continuing operations attributable to common shareholders increased 20.9% to $186.9 million and related earnings per share increased 21.1% to $2.07 per share when compared to adjusted figures for the same period last year as shown in the attached tables.

Conference Call

Penske Automotive will host a conference call discussing financial results relating to the third quarter of 2013 on October 29, 2013, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 700-7414 [International, please dial (651) 291-0618]. The call will also be simultaneously broadcast over the Internet through the Investors Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the third quarter 2013 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company, operating retail automotive dealerships, Hertz car rental franchises and commercial vehicle distribution. The company currently operates principally in the United States, Western Europe, Australia and New Zealand, employs approximately 17,000 people worldwide and is a member of the Fortune 500 and Russell 2000. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted income from continuing operations, earnings before interest, taxes, depreciation and amortization (“EBITDA” and adjusted “EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales potential and potential earnings outlook. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters or other disruptions that interrupt the supply of vehicles or parts to us; changes in consumer credit availability, the outcome of legal and administrative matters, completion of closing conditions, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive’s business, markets, conditions and other uncertainties, which could affect Penske Automotive’s future performance. These risks and uncertainties are addressed in Penske Automotive’s Form 10-K for the year ended December 31, 2012, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com
Engage Penske Automotive: http://www.penskesocial.com
Like Penske Automotive on Facebook: https://facebook.com/PenskeCars
Follow Penske Automotive on Twitter: https://twitter.com/#!/Penskecarscorp
Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

David K. Jones Executive Vice President and Chief Financial Officer Penske Automotive Group, Inc. 248-648-2800 dave.jones@penskeautomotive.com	Anthony R. Pordon Executive Vice President Investor Relations and Corporate Development Penske Automotive Group, Inc. 248-648-2540 tpordon@penskeautomotive.com

# # #

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Revenues:
New Vehicle	$1,995,836	$1,736,131	$5,674,658	$4,997,923
Used Vehicle	1,098,484	969,130	3,182,822	2,841,403
Finance and Insurance, Net	99,758	83,650	282,353	242,892
Service and Parts	381,485	365,351	1,158,404	1,088,665
Fleet and Wholesale	182,629	181,758	541,924	643,901
Commercial Vehicle and Car Rental	65,951	—	87,756	—

Total Revenues	$3,824,143	$3,336,020	$10,927,917	$9,814,784
Cost of Sales:
New Vehicle	$1,846,504	$1,601,762	$5,245,533	$4,596,274
Used Vehicle	1,017,109	898,264	2,941,273	2,622,055
Service and Parts	152,033	154,203	469,229	457,205
Fleet and Wholesale	180,162	180,307	532,391	637,831
Commercial Vehicle and Car Rental	48,427	—	56,353	—

Total Cost of Sales	$3,244,235	$2,834,536	$9,244,779	$8,313,365
Gross Profit	579,908	501,484	1,683,138	1,501,419
SG&A Expenses	454,188	400,039	1,308,958	1,188,658
Depreciation	15,784	13,704	45,300	40,014

Operating Income	109,936	87,741	328,880	272,747
Floor Plan Interest Expense	(10,840)	(9,951)	(32,008)	(29,319)
Other Interest Expense	(12,370)	(11,583)	(36,163)	(35,155)
Equity in Earnings of Affiliates	11,240	8,814	22,489	21,392
Debt Redemption Costs	—	(17,753)	—	(17,753)

Income from Continuing Operations Before Income Taxes	97,966	57,268	283,198	211,912
Income Taxes	(31,692)	(15,421)	(95,263)	(69,347)

Income from Continuing Operations	66,274	41,847	187,935	142,565
Loss from Discontinued Operations, Net of Tax	(742)	(534)	(1,889)	(4,634)

Net Income	65,532	41,313	186,046	137,931
Less: Income Attributable to Non-Controlling Interests	(257)	(282)	(1,065)	(990)

Net Income Attributable to Common Shareholders	$65,275	$41,031	$184,981	$136,941

Income from Continuing Operations Per Share	$0.73	$0.46	$2.07	$1.57

Income Per Share	$0.72	$0.45	$2.05	$1.52

Weighted Average Shares Outstanding	90,237	90,296	90,334	90,362

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$66,274	$41,847	$$187,935	$142,565
Less: Income Attributable to Non-Controlling Interests	(257)	(282)	(1,065)	(990)

Income from Continuing Operations, net of tax	$66,017	$41,565	$186,870	$141,575
Loss from Discontinued Operations, net of tax	(742)	(534)	(1,889)	(4,634)

Net Income	$65,275	$41,031	$184,981	$136,941

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Thousands)
(Unaudited)

	September 30,	December 31,
	2013	2012
Assets
Cash and Cash Equivalents	$71,101	$43,447
Accounts Receivable, Net	588,311	554,851
Inventories	2,293,390	2,000,206
Other Current Assets	83,508	90,485
Assets Held for Sale	1,065	73,398

Total Current Assets	3,037,375	2,762,387
Property and Equipment, Net	1,211,020	1,031,188
Intangibles	1,401,497	1,261,299
Other Long-Term Assets	360,912	324,116

Total Assets	$6,010,804	$5,378,990

Liabilities and Equity
Floor Plan Notes Payable	$1,537,185	$1,408,362
Floor Plan Notes Payable – Non-Trade	802,051	725,526
Accounts Payable	380,000	263,881
Accrued Expenses	275,483	223,972
Current Portion Long-Term Debt	46,894	19,493
Liabilities Held for Sale	2,592	51,279

Total Current Liabilities	3,044,205	2,692,513
Long-Term Debt	1,014,070	918,024
Other Long-Term Liabilities	495,138	452,132

Total Liabilities	4,553,413	4,062,669
Equity	1,457,391	1,316,321

Total Liabilities and Equity	$6,010,804	$5,378,990

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended
	September 30,
			% Increase/
	2013	2012	(Decrease)
Revenues:
New Vehicle	$1,995,836	$1,736,131	15.0%
Used Vehicle	1,098,484	969,130	13.3%
Finance and Insurance, Net	99,758	83,650	19.3%
Service and Parts	381,485	365,351	4.4%
Fleet and Wholesale	182,629	181,758	0.5%
Commercial Vehicle and Car Rental	65,951	—	NM

Total Revenues	$3,824,143	$3,336,020	14.6%
Cost of Sales:
New Vehicle	$1,846,504	$1,601,762	15.3%
Used Vehicle	1,017,109	898,264	13.2%
Service and Parts	152,033	154,203	-1.4%
Fleet and Wholesale	180,162	180,307	—
Commercial Vehicle and Car Rental	48,427	—	NM

Total Cost of Sales	$3,244,235	$2,834,536	14.5%
Gross Profit	579,908	501,484	15.6%
SG&A Expenses	454,188	400,039	13.5%
Depreciation	15,784	13,704	15.2%

Operating Income	109,936	87,741	25.3%
Floor Plan Interest Expense	(10,840)	(9,951)	8.9%
Other Interest Expense	(12,370)	(11,583)	6.8%
Equity in Earnings of Affiliates	11,240	8,814	27.5%
Debt Redemption Costs	—	(17,753)	NM
Income from Continuing Operations Before Income Taxes	97,966	57,268	71.1%
Income Taxes	(31,692)	(15,421)	(105.5%

Income from Continuing Operations	66,274	41,847	58.4%
Loss from Discontinued Operations, Net of Tax	(742)	(534)	39.0%

Net Income	65,532	41,313	58.6%
Less: Income Attributable to Non-Controlling Interests	(257)	(282)	-8.9%

Net Income Attributable to Common Shareholders	$65,275	$41,031	59.1%

Income from Continuing Operations Per Share	$0.73	$0.46	58.7%

Income Per Share	$0.72	$0.45	60.0%

Weighted Average Shares Outstanding	90,237	90,296	—

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$66,274	$41,847	58.4%
Less: Income Attributable to Non-Controlling Interests	(257)	(282)	-8.9%

Income from Continuing Operations, net of tax	$66,017	$41,565	58.8%
Loss from Discontinued Operations, net of tax	(742)	(534)	39.0%

Net Income	$65,275	$41,031	59.1%

NM – not meaningful

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Thousands, Except Per Share Data)
(Unaudited)

	Nine Months Ended
	September 30,
			% Increase/
	2013	2012	(Decrease)
Revenues:
New Vehicle	$5,674,658	$4,997,923	13.5%
Used Vehicle	3,182,822	2,841,403	12.0%
Finance and Insurance, Net	282,353	242,892	16.2%
Service and Parts	1,158,404	1,088,665	6.4%
Fleet and Wholesale	541,924	643,901	-15.8%
Commercial Vehicle and Car Rental	87,756	—	NM

Total Revenues	$10,927,917	$9,814,784	11.3%
Cost of Sales:
New Vehicle	$5,245,533	$4,596,274	14.1%
Used Vehicle	2,941,273	2,622,055	12.2%
Service and Parts	469,229	457,205	2.6%
Fleet and Wholesale	532,391	637,831	-16.5%
Commercial Vehicle and Car Rental	56,353	—	NM

Total Cost of Sales	$9,244,779	$8,313,365	11.2%
Gross Profit	1,683,138	1,501,419	12.1%
SG&A Expenses	1,308,958	1,188,658	10.1%
Depreciation	45,300	40,014	13.2%

Operating Income	328,880	272,747	20.6%
Floor Plan Interest Expense	(32,008)	(29,319)	9.2%
Other Interest Expense	(36,163)	(35,155)	2.9%
Equity in Earnings of Affiliates	22,489	21,392	5.1%
Debt Redemption Costs	—	(17,753)	NM

Income from Continuing Operations Before Income Taxes	283,198	211,912	33.6%
Income Taxes	(95,263)	(69,347)	37.4%

Income from Continuing Operations	187,935	142,565	31.8%
Loss from Discontinued Operations, Net of Tax	(1,889)	(4,634)	-59.2%

Net Income	186,046	137,931	34.9%
Less: Income Attributable to Non-Controlling Interests	(1,065)	(990)	7.6%

Net Income Attributable to Common Shareholders	$184,981	$136,941	35.1%

Income from Continuing Operations Per Share	$2.07	$1.57	31.8%

Income Per Share	$2.05	$1.52	34.9%

Weighted Average Shares Outstanding	90,334	90,362	—

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$187,935	$142,565	31.8%
Less: Income Attributable to Non-Controlling Interests	(1,065)	(990)	7.6%

Income from Continuing Operations, net of tax	$186,870	$141,575	32.0%
Loss from Discontinued Operations, net of tax	(1,889)	(4,634)	-59.2%

Net Income	$184,981	$136,941	35.1%

NM – not meaningful

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Selected Data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Revenue Mix:
Premium:
BMW	24%	25%	24%	25%
Audi	12%	13%	12%	12%
Mercedes-Benz	10%	11%	11%	11%
Lexus	4%	4%	4%	4%
Land Rover	4%	4%	4%	4%
Porsche	4%	4%	4%	4%
Ferrari / Maserati	3%	3%	3%	3%
Acura	2%	2%	2%	2%
Other	4%	3%	4%	4%

Total Premium	67%	69%	68%	69%
Foreign:
Toyota	11%	10%	11%	10%
Honda	10%	11%	10%	11%
Nissan	2%	2%	2%	2%
Volkswagen	2%	2%	2%	2%
Other	2%	2%	2%	2%

Total Foreign	27%	27%	27%	27%
Domestic Big 3:
General Motors / Chrysler / Ford	4%	4%	4%	4%
Commercial Vehicle and Car Rental	2%	—	1%	—
Revenue Mix:
U.S.	63%	64%	64%	63%
U.K.	35%	35%	34%	35%
Other International	2%	1%	2%	2%
Total	100%	100%	100%	100%
Gross Profit Mix:
New Vehicles	25.8%	26.8%	25.5%	26.8%
Used Vehicles	14.0%	14.1%	14.4%	14.6%
Service and Parts	39.6%	42.1%	40.9%	42.1%
Finance and Insurance	17.2%	16.7%	16.8%	16.2%
Fleet and Wholesale	0.4%	0.3%	0.6%	0.3%
Commercial Vehicle and Car Rental	3.0%	—	1.8%	—

Total	100.0%	100.0%	100.0%	100.0%

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Selected Data
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2013	2012	Increase/ (Decrease)	2013	2012	Increase/ (Decrease)
Operating items as a percentage of revenue:
New Vehicle Gross Profit	7.5%	7.7%	-20 bps	7.6%	8.0%	-40 bps
Used Vehicle Gross Profit	7.4%	7.3%	10 bps	7.6%	7.7%	-10 bps
Service and Parts Gross Profit	60.1%	57.8%	230 bps	59.5%	58.0%	150 bps
Fleet and Wholesale Gross Profit	1.4%	0.8%	60 bps	1.8%	0.9%	90 bps
Commercial Vehicle and Car Rental Gross Profit	26.6%	—	NM	35.8%	—	NM

Total Gross Profit	15.2%	15.0%	20 bps	15.4%	15.3%	10 bps
Selling, General and Admin. Expenses	11.9%	12.0%	-10 bps	12.0%	12.1%	-10 bps
Operating Income	2.9%	2.6%	30 bps	3.0%	2.8%	20 bps
Inc. From Cont. Ops. Before Inc. Taxes	2.6%	1.7%	90 bps	2.6%	2.2%	40 bps
Operating items as a percentage of total gross profit:
Selling, General and Administrative Expenses	78.3%	79.8%	-150 bps	77.8%	79.2%	-140 bps
Operating Income	19.0%	17.5%	150 bps	19.5%	18.2%	130 bps

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			% Increase/			% Increase/
	2013	2012	(Decrease)	2013	2012	(Decrease)
Other (Amounts in Thousands):
EBITDA*	$126,120	$82,555	52.8%	$364,661	$287,081	27.0%
Adjusted EBITDA*	126,120	100,308	25.7%	364,661	304,834	19.6%
Rent Expense	45,753	43,330	5.6%	135,213	129,451	4.5%
Floorplan Credits	7,575	5,842	29.7%	20,220	17,047	18.6%

*	See the following Non-GAAP reconciliation tables

NM – not meaningful

PENSKE AUTOMOTIVE GROUP, INC.
Automotive Retail Operations Selected Data
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			% Increase/			% Increase/
	2013	2012	(Decrease)	2013	2012	(Decrease)
Total Retail Units:
New Retail	53,509	47,166	13.4%	150,779	135,080	11.6%
Used Retail	43,518	38,287	13.7%	125,947	110,806	13.7%

Total Retail	97,027	85,453	13.5%	276,726	245,886	12.5%

Same-Store Retail Units:
New Same-Store Retail	52,327	46,684	12.1%	145,947	133,002	9.7%
Used Same-Store Retail	42,231	37,783	11.8%	121,139	109,271	10.9%

Total Same-Store Retail	94,558	84,467	11.9%	267,086	242,273	10.2%

Same-Store Retail Revenue:
(Amounts in thousands)
New Vehicles	$1,953,386	$1,716,232	13.8%	$5,503,322	$4,922,867	11.8%
Used Vehicles	1,071,757	960,866	11.5%	3,084,186	2,815,415	9.5%
Finance and Insurance, Net	97,918	83,398	17.4%	275,636	240,799	14.5%
Service and Parts	372,608	360,314	3.4%	1,120,400	1,075,410	4.2%

Total Same-Store Retail	$3,495,669	$3,120,810	12.0%	$9,983,544	$9,054,491	10.3%

Retail Revenue Mix:
New Vehicles	55.8%	55.0%	80 bps	55.1%	54.5%	60 bps
Used Vehicles	30.7%	30.7%	—	30.9%	31.0%	-10 bps
Finance and Insurance, Net	2.8%	2.7%	10 bps	2.7%	2.6%	10 bps
Service and Parts	10.7%	11.6%	-90 bps	11.3%	11.9%	-60 bps
Average Revenue per Vehicle Retailed:
New Vehicles	$37,299	$36,809	1.3%	$37,636	$37,000	1.7%
Used Vehicles	25,242	25,312	-0.3%	25,271	25,643	-1.5%
Gross Profit per Vehicle Retailed:
New Vehicles	$2,791	$2,849	-2.0%	$2,846	$2,973	-4.3%
Used Vehicles	1,870	1,851	1.0%	1,918	1,980	-3.1%
Finance and Insurance	1,028	979	5.0%	1,020	988	3.3%

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliation
(Unaudited)

Reconciliation of reported income from continuing operations net of taxes and earnings per share to adjusted income from continuing operations net of taxes and earnings per share for the three months and nine months ended September 30, 2013 and 2012:

	Income			Earnings Per Share
	Three Months Ended			Three Months Ended
	September 30,			September 30,
			% Increase/			% Increase/
(Amounts in Thousands)	2013	2012	(Decrease)	2013	2012	(Decrease)
Income from Continuing Operations Net of Tax and Earnings per share	$66,017	$41,565	58.8%	$0.73	$0.46	58.7%
Debt Redemption Costs (1)	—	12,974	NM	—	0.14	NM

Adjusted Income from Continuing Operations and Adjusted Earnings Per Share	$66,017	$54,539	21.0%	$0.73	$0.60	21.7%

	Income			Earnings Per Share
	Nine Months Ended			Nine Months Ended
	September 30,			September 30,
			% Increase/			% Increase/
(Amounts in Thousands)	2013	2012	(Decrease)	2013	2012	(Decrease)
Income from Continuing Operations Net of Tax and Earnings per Share	$186,870	$141,575	32.0%	$2.07	$1.57	31.8%
Debt Redemption Costs (1)	—	12,974	NM	—	0.14	NM

Adjusted Income from Continuing Operations and Adjusted Earnings Per Share	$186,870	$154,549	20.9%	$2.07	$1.71	21.1%

(1)	Costs associated with the redemption of the Company’s $375 million of 7.75% senior subordinated notes due 2016 of $17,753 million ($12,974 million net of taxes), or $0.14 per share.

NM – not meaningful

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliation
(Unaudited)

Reconciliation of reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA) and adjusted EBITDA for the three months and nine months ended September 30, 2013 and 2012:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			% Increase/			% Increase/
(Amounts in Thousands)	2013	2012	(Decrease)	2013	2012	(Decrease)
Net Income	$65,532	$41,313	58.6%	$186,046	$137,931	34.9%
Depreciation	15,784	13,704	15.2%	45,300	40,014	13.2%
Other Interest Expense	12,370	11,583	6.8%	36,163	35,155	2.9%
Income Taxes	31,692	15,421	105.5%	95,263	69,347	37.4%
Loss from Discontinued Operations, net	742	534	39.0%	1,889	4,634	-59.2%

EBITDA	$126,120	$82,555	52.8%	$364,661	$287,081	27.0%
Add Back: Debt redemption costs (1)	—	17,753	NM	—	17,753	NM

Adjusted EBITDA	$126,120	$100,308	25.7%	$364,661	$304,834	19.6%

(1)	Costs associated with the redemption of the Company’s $375 million of 7.75% senior subordinated notes due 2016 of $17,753 million ($12,974 million net of taxes), or $0.14 per share.

NM – not meaningful

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